Filed pursuant to Rule 497(e)

File Nos. 333-92415 and 811-09721

ALLIANZGI MANAGED ACCOUNTS TRUST

Supplement dated March 19, 2014 to the

Prospectus and Statement of Additional Information dated March 3, 2014,

each as supplemented from time to time

Transition of Investment Advisory, Administration and Distribution Services for Fixed Income SHares:

Series C, Fixed Income SHares: Series M, Fixed Income SHares: Series R, Fixed Income SHares: Series TE and Fixed Income SHares: Series LD

At a meeting held on March 10-11, 2014, the Board of Trustees (“Board”) of AllianzGI Managed Accounts Trust (the “Trust”) approved, subject to the approval of shareholders of each of the series of the Trust (each, a “Portfolio” and together, the “Portfolios”), an Investment Advisory Contract (the “Contract”) between the Trust, on behalf of each Portfolio, and Pacific Investment Management Company LLC (“PIMCO”), pursuant to which PIMCO would replace Allianz Global Investors Fund Management LLC (“AGIFM”) as the investment adviser to the Portfolios. Under the Contract, PIMCO would continue to provide the day-to-day portfolio management services it currently provides to each Portfolio as its sub-adviser and the same investment professionals that are currently responsible for managing each Portfolio will continue to do so following the proposed transition. In addition, PIMCO will enter into a new Supervision and Administration Agreement (the “PIMCO Administration Agreement”) with the Trust and begin providing supervisory and administrative services to the Portfolios, in replacement of AGIFM, which serves as the Trust’s current administrator. Accordingly, if the Contract is approved by shareholders of each Portfolio, PIMCO personnel will replace AGIFM personnel as Trust officers and in other roles to provide and oversee the administrative, accounting/financial reporting, compliance, legal, transfer agency, shareholder servicing and other services required for the daily operations of the Portfolios. In addition, if the Contract is approved by shareholders of each Portfolio, the Trust, on behalf of the Portfolios, will enter into a new Distribution Contract with PIMCO Investments LLC (“PIMCO Investments”), a U.S. registered broker-dealer affiliate of PIMCO, under which PIMCO Investments would provide the distribution services for the Portfolios that are currently provided by Allianz Global Investors Distributors LLC (“AGID”), an affiliate of AGIFM. In addition, shareholders of the Trust will be asked to elect or re-elect the current Trustees of the Trust and to elect a new proposed Trustee, Craig A. Dawson, a Managing Director and Head of Strategic Business Management at PIMCO. The election of Mr. Dawson (but not the election of any other Trustee) is contingent upon the approval of the Contract by shareholders of each Portfolio and is expected to be effective upon the effectiveness of the Contract.

AGIFM and PIMCO are affiliates that are part of the global asset management business of Allianz SE (ALV.XE) (“Allianz”); each is a direct or indirect subsidiary of Allianz Asset Management of America L.P. (“AAM”). Effective January 1, 2012, Allianz reorganized its asset management business under AAM to give better visibility to its two main brands, PIMCO and Allianz Global Investors, and to better enable each asset management business to serve its clients worldwide. Allianz developed this new approach in an effort to move away from a family of boutiques model to a clear “two pillar” structure (i.e., with Allianz Global Investors and PIMCO as the two pillars). The proposed changes discussed above are part of this broader Allianz reorganization.

The approval and implementation of the Contract for any Portfolio is contingent upon the approval of the Contract by all Portfolios. If the Contract is approved by shareholders of each Portfolio, the Contract and the PIMCO Administration Agreement will become effective at a date and time mutually agreeable to the Trust, PIMCO and AGIFM, and the new Distribution Contract will become effective at a date and time mutually agreeable to the Trust, PIMCO Investments and AGID, each in order to effect an efficient transition for the Portfolios and their shareholders. Following the proposed transition, PIMCO will assume sole management responsibility for the Portfolios and AGIFM will continue to serve as adviser/administrator for numerous non-PIMCO sub-advised open- and closed-end funds. In addition, it is expected that, upon the effectiveness of the Contract, the Trust will change its name to PIMCO Managed Accounts Trust, although the names of the individual Portfolios will not change.

This supplement is not intended to solicit a proxy from any shareholder of the Portfolios. This supplement references a proxy statement to be filed by the Trust. The solicitation of proxies will only be made by the definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”). The proxy statement has yet to be filed with the SEC. Investors and shareholders of the Portfolios are urged to read the proxy statement and other documents filed with the SEC carefully and in their entirety when they become available, because these documents will contain important information about the proposals.

Security holders may obtain free copies of the proxy statement and other documents (when they become available) filed with the SEC at the SEC’s web site at www.sec.gov.

Please retain this Supplement for future reference.